UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                       Date of Report - December 14, 2004
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                          0-22810            03-0311630
  (State or other jurisdiction  (Commission File Number)  (IRS Employer
  of incorporation)                                        Identification
                                                              Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 24.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  -------------------------------------------

     On December 14, 2004, Mace Security International, Inc. ("Mace") entered into a Securities Purchase Agreement with Langley Partners, L.P. providing for the sale by Mace of 750,000 shares of common stock priced at $4.41 per share and a warrant for 150,000 shares exercisable at $5.88 having a five year term from the date of issuance. Mace is obligated to register the shares and warrant shares for resale on a registration statement within 90 to 120 days. The sale is expected to close on December 17, 2004. A copy of the Securities Purchase Agreement, Registration Rights Agreement and Warrant is attached to this Current Report as respectively, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

     On December 14, 2004, Mace Security International, Inc. ("Mace") entered into a Securities Purchase Agreement with JMB Capital Partners, L.P. providing for the sale by Mace of 250,000 shares of common stock priced at $4.41 per share and a warrant for 50,000 shares exercisable at $5.88 having a five year term from the date of issuance. Mace is obligated to register the shares and warrant shares for resale on a registration statement within 90 to 120 days. The sale is expected to close on December 17, 2004. A copy of the Securities Purchase Agreement, Registration Rights Agreement and Warrant is attached to this Current Report as respectively, Exhibit 99.5, Exhibit 99.6 and Exhibit 99.7.


Item 3.02         Unregistered Sales of Equity Securities.
                  ----------------------------------------

     As set forth in Item 1.01 above which item is incorporated by reference, Mace sold unregistered equity securities to Langley Partners, L.P. and JMB Capital Partners, L.P. The total amount of consideration received by Mace was $3,307,500 from Langley Partners, L.P. and $1,102,500 from JMB Capital Partners, L.P. The exemption from registration relied upon was Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated there under. As part of the sale, Langley Partners, L.P. and JMB Capital Partners, L.P. are to be issued at closing, respectively, a warrant for 150,000 shares and 50,000 shares. Both warrants are exercisable at anytime within five years from the date of issuance at a price of $5.88 per share.

Item 8.01.        Other Events.
                  -------------

     On December 15, 2004, Mace issued a press release announcing the execution of the Securities Purchase Agreements. A copy of the press release is attached to this Current Report as Exhibit 99.8 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

         (c)      Exhibits.  The following exhibit is being filed herewith:

     99.2 Securities Purchase Agreement between Mace and Langley Partners, L.P.

     99.3 Registration Rights Agreement between Mace and Langley Partners, L.P.

     99.4 Warrant to be issued to Langley Partners, L.P.

     99.5 Securities Purchase Agreement between Mace and JMB Capital Partners, L.P.

     99.6 Registration Rights Agreement between Mace and JMB Capital Partners, L.P.

     99.7 Warrant to be issued to JMB Capital Partners, L.P.

     99.8 Press Release issued by Mace dated December 15, 2004.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  December 16, 2004            Mace Security International, Inc.



                                     By: /s/ Gregory M. Krzemien
                                         -------------------------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------


               99.2 Securities Purchase Agreement between Mace and Langley
                    Partners, L.P.

               99.3 Registration Rights Agreement between Mace and Langley
                    Partners, L.P.

               99.4 Warrant to be issued to Langley Partners, L.P.

               99.5 Securities Purchase Agreement between Mace and JMB Capital
                    Partners, L.P.

               99.6 Registration Rights Agreement between Mace and JMB Capital
                    Partners, L.P.

               99.7 Warrant to be issued to JMB Capital Partners, L.P.

               99.8 Press Release issued by Mace dated December 15, 2004.